Exhibit 10.9

                                    EXHIBIT B

                                 PROMISSORY NOTE

$[*]                                                  Clinton Township, Michigan
                                                                  March 30, 2007

      FOR VALUE RECEIVED, the undersigned, ALL NIGHT AUTO OF OKLAHOMA, INC., a Michigan corporation ("Borrower"), promises to pay to the order of ELITE AUTOMOTIVE GROUP, LLC, an Oklahoma limited liability company ("Lender"), at the address set forth below, the principal sum of [*] ($[*]) Dollars. Except as otherwise set forth in this Promissory Note ("Note"), no interest shall accrue on the principal amount of this Note. Principal and interest, if any, shall be paid by the Borrower in lawful money of the United States of America at Lender's address shown below, or at such other address as the Lender may designate in writing to the Borrower.

      PAYMENT. Principal shall be paid by the Borrower in consecutive quarterly installments on the (15th) day of each calendar quarter after the date of this Note and any remaining outstanding principal and interest shall be due and payable on March 30, 2012 (the "Maturity Date"). Payments of principal shall be the greater of (i) [*] dollars ($[*]) or, (ii) during the period that Stephen J. Stearman is employed by Midnight Holdings Group, Inc. or any of its affiliates, an amount equal to [*] percent ([*]%) of the Gross Sales (as defined hereafter) of the "Warr Acres," "Norman" and "Yukon" businesses (as those terms are defined in the Asset Purchase Agreement entered into on the date hereof between and among the Borrower, Lender, the undersigned Guarantors and others, referred to herein as the "Asset Purchase Agreement")(collectively, the "Locations"); provided, however, no such quarterly payments shall be greater than the then-outstanding principal balance of this Note.

"Gross Sales" shall mean the total amount of cash received during the calendar quarter just completed from customers of the Locations, less any refunds, returns, reserves for warranty or repairs, and sales taxes.

      PREPAYMENT. The Borrower shall have the right at any time to prepay the principal balance hereof without penalty in whole or in part.

      DEFAULT. The occurrence of any of the following events shall be deemed an Event of Default hereunder:

            a. The failure of the Borrower to make any payment of any installment of principal or any other payment required under this Note within five (5) days of the due date and the corresponding failure of the undersigned Guarantors (the "Guarantors") to make such payment within fifteen (15) Business Days of written notice.

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            b. The Borrower or any of the Guarantors: (a) executes an assignment for the benefit of creditors or takes any action in furtherance thereof;
      or (b) admits in writing its inability to pay its debts generally as they become due; or (c) as a debtor, files a petition, case, proceeding, or other action pursuant to, or voluntarily seeks the benefits of, any debtor relief law or takes any action in furtherance thereof; or (d) seeks, acquiesces to, or suffers the appointment of a receiver, trustee, or custodian of the Borrower or any of the Guarantors or any property belonging to the Borrower or any of the Guarantors; or (e) voluntarily becomes a party to any proceeding seeking to effect a suspension or having the effect of suspending any of the rights of the Lender granted or referred to herein or takes any action in furtherance thereof.

            c. The filing of a petition, case, proceeding, or other action against the Borrower or any of the Guarantors as a debtor under any debtor relief law, or seeking appointment of a receiver, trustee, or custodian of the Borrower or any of the Guarantors or of any property belonging to the Borrower or any of the Guarantors, or seeking to effect suspension or having the effect of suspending any of the rights of the Lender granted or referred to herein, and: (a) the Borrower or any of the Guarantors admits, acquiesces in, or fails to contest the material allegations thereof; or
      (b) the petition, case, proceeding, or other action results in entry of an order for relief or order granting the relief sought against the Borrower or any of the Guarantors; or (c) the petition, case, proceeding, or other action against the Borrower or any of the Guarantors is not permanently dismissed on or before the earlier of trial thereon or sixty (6) days next following the date of its filing.

            d. The Borrower or any of the Guarantors breaches any of the terms, conditions, covenants, representations, or warranties contained in any of the Additional Agreements, except for the Employment Agreement (as those terms are defined in the Asset Purchase Agreement) and such breach is not cured within fifteen (15) Business Days of the Lender's written notice of such breach.

      A "Business Day" shall mean any day when national banks are open for business, excluding a Saturday, Sunday or a public holiday under the laws of the State of Oklahoma.

      Time is of the essence of this Note. Upon the occurrence of any Event of Default hereunder at the option of the Lender, without notice to the Borrower or any of the Guarantors, the entire indebtedness evidenced hereby, together with any unpaid interest, shall become immediately due and payable and may be collected immediately. Upon the occurrence of any Event of Default and until such Event of Default has been cured by the Borrower, at the option of the Lender and without notice to the Borrower or any of the Guarantors, all accrued and unpaid interest, if any, shall be added to the outstanding principal balance hereof, and the entire outstanding principal balance, as so adjusted, shall bear interest thereafter until paid at an annual rate equal to the lesser of twelve percent (12%) per annum simple interest, or the maximum rate of interest allowed to be charged under applicable law, regardless of whether or not the Lender has opted to accelerate the payment of the outstanding indebtedness. All such interest shall be paid at the time of and as a condition precedent to the curing of any such Event of Default. The Borrower or any of the Guarantors further promises to pay any and all costs of collecting the

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Promissory Note -
All Night Auto of Oklahoma, Inc. to Elite Automotive Group, LLC      Page 2 of 5

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amount due hereunder, including reasonable attorney fees. No delay on the part of the Lender in the exercise of any of the aforesaid rights or remedies shall operate as a waiver thereof, and no single or partial exercise of any right or remedy by the Lender shall preclude the exercise of any other right or remedy. Any remedy provided hereunder shall be in addition to all other remedies available to Lender and such remedies shall be cumulative.

      SETOFF. This Note is issued in connection with the Asset Purchase Agreement. Amounts due hereunder are subject to setoff against amounts (if any) which the Lender/Seller may owe to the Borrower/Buyer under the Asset Purchase Agreement.

      ASSIGNMENT. This Note and all rights and remedies of the Lender shall inure to the benefit of the Lender's legal representatives, successors and to any other holder who derives title to or interest in this Note, and shall bind the Borrower and the Guarantors and their legal representatives, successors and assigns.

      NOTICES. Any notice or other communications required or permitted hereunder shall be sufficiently given if in writing and delivered personally or sent by confirmed facsimile transmission, telex, telecopy or other wire transmission (with request for confirmation in a manner typical with respect to communications of that type), overnight air courier (postage prepaid), or registered or certified mail (postage prepaid with return receipt requested) addressed to the respective party as follows:

If to Lender:                              With a required copy to:

Stephen J. Stearman                        Phil Sears, Esquire
12800 SW 58th Street                       McAfee & Taft, P.C.
Mustang, OK 73064                          10th Floor, 2 Leadership Square
                                           211 N. Robinson
                                           Oklahoma City, OK 73102-7103

If to Borrower or any Guarantor:           With a required copy to:
Nicholas A. Cocco                          Enterprise Law Partners, PLLC
Chairman, President & CEO                  7457 Franklin Road, Suite 250
Midnight Holdings Group, Inc.              Bloomfield Hills, MI 47301
22600 Hall Road, Suite 205                 Attn: Richard Bruder
Clinton Township, MI 48036

Unless otherwise specified herein, notices shall be deemed received (a) on the date delivered, if delivered personally, by wire transmission or confirmed facsimile transmission; (b) on the next business day after deposit with an overnight air courier; or (c) three (3) business days after being sent, if sent by registered or certified mail.

      AMBIGUITY. The Borrower, the Lender and the Guarantors acknowledge and agree that they have each contributed to the drafting of this Note, and accordingly there shall arise no

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Promissory Note -
All Night Auto of Oklahoma, Inc. to Elite Automotive Group, LLC      Page 3 of 5

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presumption in favor of or against any party as a result of any ambiguity in the language of this document.

      WAIVER. The Borrower and all endorsers, sureties and Guarantors hereby jointly and severally waive presentment, demand for payment, notice of dishonor, notice of protest, and protest, and all other notices or demands in connection with the delivery, acceptance, performance, default, endorsement or guaranty of this Note (except for any notice or grace period expressly provided in this Note); and agree that no obligation hereunder shall be discharged by any extension, indulgence or release given to Borrower or to any Guarantor or other person or by the release or non-enforcement of any security or guaranty given in connection herewith. Notwithstanding anything herein to the contrary, nothing shall limit any rights granted to Lender by other instruments or by law.

      PARTIAL INVALIDITY. If any provision of this Note is held by a court of competent jurisdiction to be invalid, void or unenforceable in any manner, the remaining provisions of this Note shall nonetheless continue in full force and effect without being impaired or invalidated in any way. In addition, if any provision of this Note may be modified by a court of competent jurisdiction such that it may be enforced, then that provision shall be so modified and as modified shall be fully enforced.

      GOVERNING LAW. This Note is being executed and delivered in the State of Michigan and shall be governed by and be construed in accordance with the laws of the State of Michigan.

      WAIVER OF JURY TRIAL. THE PARTIES ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF ANY LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO THIS PROMISSORY NOTE.

                      [signatures appear on following page]

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All Night Auto of Oklahoma, Inc. to Elite Automotive Group, LLC      Page 4 of 5

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                                           "BORROWER"

                                           ALL NIGHT AUTO OF OKLAHOMA, INC.
                                           A Michigan Corporation

                                           By: ______________________________
                                                 Nicholas A. Cocco, President

                                    GUARANTY

The undersigned, MIDNIGHT HOLDINGS GROUP, INC., MIDNIGHT AUTO FRANCHISE CORPORATION, and ALL NIGHT AUTO STORES, INC. (each individually a "Guarantor" and collectively the "Guarantors"), each affiliates of the Borrower, hereby guarantee the timely performance of all of the Borrower's obligations under this Promissory Note.

GUARANTORS:

MIDNIGHT HOLDINGS GROUP, INC.,
a Delaware Corporation

By: ________________________________
    Nicholas A. Cocco
    President, Chairman & CEO

ALL NIGHT AUTO STORES, INC.,
a Michigan Corporation

By: ________________________________
    Nicholas A. Cocco
    President

MIDNIGHT AUTO FRANCHISE CORP.,
a Michigan Corporation,

By: ________________________________
    Nicholas A. Cocco,
    President